May 15, 2014

SWISHER

2014 Annual Meeting of Stockholders

FORWARD LOOKING INFORMATION

This presentation includes financial forecasts, projections and other forward-looking statements regarding Swisher Hygiene Inc., its business and prospects. This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2013, and in our other filings with the SEC, which are available at www.sec.gov. Swisher undertakes no obligation to publicly revise the forward-looking statements presented, except as required by law.

SERVICE

Swisher is a service company delivering comprehensive hygiene solutions.

Our customers depend on us to keep their business running. What we do matters to millions of consumers on a daily basis – helping create the cleanest and healthiest environments.

Our solutions cater to a broad range of end users,

primarily to the foodservice, hospitality, healthcare and retail markets.


Full-Service Restaurant


Lodging


Long-term Care


Cruise


Retail


Quick -Service Restaurant


Casino


Convenience Stores

Comprehensive line of products, warewashing equipment and dispensing systems.



Foodservice



Laundry



Housekeeping



Personal Care



Industrial



Floor Care



Warewash Equipment



Restroom Sanitation



Deep Cleaning



Germicidal Misting Treatment



Automatic Systems



Odor Control



Paper Products



Water Filtration



Private Brands

Manufacturing HIGH QUALITY, EFFECTIVE Products










101
SWISHER



Regionally focused in markets with strong capabilities.



Manufacturing Plants
Primary Redistribution Locations

STRATEGY

Service, People & Profitable Growth

- On time, all the time
- Sales Through Service
- Field-driven management
- Our people make the difference

- Focus in markets with strong capabilities

Best service, delivery, product solutions, manufacturing and where we can command the fairest price

- Distributor growth in key markets



OPERATING TRENDS

Revenue



Revenue - Year over Year Revenue Comparison (Excludes Assets Held for Sale)
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Y/Y Revenue
Y/Y Product Revenue

OPERATING TRENDS

Cost of Goods Sold


Cost of Goods Sold (as % of Reported Revenue)
47.0%
46.5%
46.0%
45.5%
45.0%
44.5%
44.0%
43.5%
43.0%
42.5%
42.0%
41.5%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

OPERATING TRENDS

Route Expenses



Route Expense ($000's)
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

OPERATING TRENDS

SG&A Expenses



SG&A ($000's)
29,000
27,000
25,000
23,000
21,000
19,000
17,000
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

OPERATING TRENDS

Capital Expenditures



Capital Expenditures ($000's)
6,000
5,000
4,000
3,000
2,000
1,000
-
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

OPERATING TRENDS
Cash Usage Improvement

Cashflow Summary	
Operating Cash (Continuing Operations)	$ 723,483
Discontinued Operations	$ (1,987,000)
Capital Expenditures	$ (1,948,741)
Debt Payments	$ (1,182,000)
Assets Held for Sale	$ 462,258
Total Cash Used	$ (3,932,000)

First Quarter 2014 10-Q

OPERATING TRENDS

Adjusted EBITDA


Adjusted EBITDA ($000's)
-
(2,500)
(5,000)
(7,500)
(10,000)
(12,500)
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Adjusted EBITDA

SUMMARY

» Growth potential exists in a $30 billion industry

» Progress accelerating on our plans to enhance service, improve customer profitability, reduce expenses and win new business

» Core chemical revenue base is stabilizing and total revenue is trending toward positive year over year results

» We have the plan, people and assets in place to achieve success

"We believe the market opportunity exists and that the new strategy is the appropriate one." - Baird Research 3/20/14

EXPECTATIONS

» Business stabilizes in first half of 2014

» Continue progress towards quarterly profitability for the remainder of 2014

» Positive annual Adjusted EBITDA and cash flow for fiscal 2015

SWISHER

CONTACT INFORMATION:

SWISHER INVESTOR SERVICES

(704) 602-7116

INVESTORRELATIONS@SWSH.COM

APPENDIX: ADJUSTED EBITDA

FOR THE YEAR 2013 BY QUARTER AND FIRST QUARTER 2014 ($000s)

		Q1 2013		Q2 2013		Q3 2013		Q4 2013		Q1 2014
Net loss	$	(17,240)	$	(14,885)	$	(13,192)	$	(105,215)	$	(13,792)
Income tax expense		427		341		558		(3,920)		37
Depreciation and amortization expense		5,649		5,503		5,538		5,423		5,359
Interest expense, net		87		70		186		101		74
Foreign currency loss		1		1		-		3		15
Stock-based compensation		754		965		1,237		(40)		496
Severence		146		139		235		87		406
Investigation and review-related expenses		3,923		500		-		375		225
Non-routine professional fees		-		1,017		-		-		
One-time exit fee		-		-		480		-		
Impairment loss on assets held for sale		-		1,638		1,692		3,092		2,028
Impairment related to goodwill				-		-		93,194		
Adjusted EBITDA	$	(6,253)	$	(4,711)	$	(3,266)	$	(6,900)	$	(5,152)